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                                                                     Exhibit 4.5
                        21ST CENTURY TELECOM GROUP, INC.

     $200,000,000 (Gross Proceeds) 12 1/4% Senior Discount Notes Due 2008

  $50,000,000 13 3/4% Senior Cumulative Exchangeable Preferred Stock Due 2010

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


                                                                February 2, 1998

Credit Suisse First Boston Corporation
BancAmerica Robertson Stephens
BancBoston Securities Inc.
c/o Credit Suisse First Boston Corporation
  Eleven Madison Avenue
  New York, New York 10010-3629

Dear Sirs:

     21st Century Telecom Group, Inc., an Illinois corporation (the "Company"), proposes to issue and sell to Credit Suisse First Boston Corporation, BancAmerica Robertson Stephens and BancBoston Securities Inc. (collectively, the "Initial Purchasers"), upon the terms set forth in a purchase agreement of even date herewith (the "Purchase Agreement"), $200,000,000 (Gross Proceeds) aggregate initial principal amount of its 12 1/4% Senior Discount Notes Due
2008 (the "Notes") and $50,000,000 13 3/4% Senior Cumulative Exchangeable Preferred Stock Due 2010 (the "Exchangeable Preferred Stock"). The Company may, at its option (on any scheduled dividend payment date) exchange all but not less than all the shares of Exchangeable Preferred Stock then outstanding for the Company's 13 3/4% Subordinated Exchange Debentures Due 2010 (the "Exchange Debentures"). The Notes will be issued pursuant to an Indenture, dated as of February 1, 1998, (the "Notes Indenture") between the Company and State Street Bank and Trust Company (the "Notes Trustee"). The Exchangeable Preferred Stock will be issued pursuant to an amendment to the Articles of Incorporation of the Company (the "Amended and Restated Charter") to be filed with the Illinois Secretary of State. The Exchange Debentures, if issued, will be issued under the Exchange Indenture dated as of February 1, 1998 (the "Exchange Indenture" and, together with the Notes Indenture, the "Indentures"), between the Company and State Street Bank and Trust Company, as trustee (the "Exchange Debenture Trustee" and, together with the Notes Trustee, the "Trustees"). As an inducement to the Initial Purchasers, the Company agrees with the Initial Purchasers, for the benefit of the holders of the Initial Securities (as defined below) (including the Initial Purchasers), the Exchange Securities (as defined below) and the Private Exchange Securities (as defined below) (collectively the "Holders"), as follows:

     1. Registered Exchange Offer. The Company shall, at its own cost, prepare and, not later than 45 days after (or if the 45th day is not a business day, the first business day thereafter) the date of original issue of the Notes and the Exchangeable Preferred Stock (the "Issue Date"), file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act of 1933 (the "Securities Act"), with respect to a proposed offer (each, a "Registered Exchange Offer" and, collectively, the "Registered Exchange Offers") to the Holders of each of the Notes, the Exchangeable Preferred Stock and, if issued, the Exchange Debentures, who are not prohibited by any law or policy of the Commission from participating in such a Registered Exchange Offer, to issue and deliver to such Holders, in exchange for their respective Notes,
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shares of Exchangeable Preferred Stock or Exchange Debentures, as the case may be (the "Initial Securities"), a like aggregate principal amount at maturity of debt securities or a like aggregate liquidation preference of preferred stock, as the case may be, of the Company (collectively, the "Exchange Securities") issued under the relevant Indenture or the Amended and Restated Charter, as the case may be, and identical in all material respects to the Initial Securities (except for the transfer restrictions relating to the Initial Securities) that would be registered under the Securities Act. The Company shall use its best efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act within 150 days (or if the 150th day is not a business day, the first business day thereafter) after the Issue Date and shall keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period").

     If the Company commences the Registered Exchange Offers, the Company will be entitled to close the Registered Exchange Offers 30 days after the commencement thereof provided that the Company has accepted all the Initial Securities theretofore validly tendered in accordance with the terms of the relevant Registered Exchange Offer.

     Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offers, it being the objective of such Registered Exchange Offers to enable each Holder of the Initial Securities electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offers) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

     The Company acknowledges that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Initial Securities, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing the information set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and (c) Annex C hereto in the "Plan of Distribution" section, in each case of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offers and (ii) an Initial Purchaser that elects to sell Exchange Securities acquired in exchange for Initial Securities constituting any portion of an unsold allotment is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

     The Company shall use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or an Initial Purchaser, such period shall be the earlier of the 180th day after the consummation of the applicable Registered Exchange Offer and the date on which all Exchanging Dealers and the Initial Purchasers have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Company shall make such prospectus and any amendment or supplement thereto, available to any broker-dealer for use in connection
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with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offers.

     If, upon consummation of the Registered Exchange Offers, any Initial Purchaser holds Notes, Exchangeable Preferred Stock or Exchange Debentures acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the Exchange Securities pursuant to the relevant Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (each, a "Private Exchange" and collectively, the "Private Exchanges") for the respective Notes, Exchangeable Preferred Stock or Exchange Debentures held by such Initial Purchaser, a like principal amount at maturity of debt securities or a like liquidation preference of preferred stock, as the case may be, issued under the relevant Indenture or the Amended and Restated Charter, as the case may be, and identical in all material respects (including the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States) to the Notes, the Exchangeable Preferred Stock or the Exchange Debentures, as the case may be (collectively, the "Private Exchange Securities"). The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the "Securities".

     In connection with each Registered Exchange Offer, the Company shall:

          (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (b) keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

          (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be one of the Trustees or an affiliate of one of the Trustees;

          (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

          (e) otherwise comply with all applicable laws.

     As soon as practicable after the close of a Registered Exchange Offer or a Private Exchange, as the case may be, the Company shall:

          (x) accept for exchange all the Securities validly tendered and not withdrawn pursuant to such Registered Exchange Offer and such Private Exchange, as the case may be;

          (y) deliver to the Company's transfer agent for the Exchangeable Preferred Stock (the "Transfer Agent"), in the case of Exchangeable Preferred Stock, or to the relevant Trustee, in the case of the Notes and the Exchange Debentures, for cancelation all the Initial Securities so accepted for exchange; and

          (z) cause the relevant Trustee or the Transfer Agent, as the case may be, to authenticate and deliver promptly to each Holder that validly tendered Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount at maturity or liquidation preference, as applicable, to the Initial Securities of such Holder so accepted for exchange.
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     Each Indenture will provide that the Exchange Securities subject to such
Indenture will not be subject to the transfer restrictions set forth in such Indenture and that all the Notes or Exchange Debentures, as the case may be, and the relevant Exchange Securities and the Private Exchange Securities subject to such Indenture will vote and consent together on all matters as one class and that none of the Notes or Exchange Debentures, as the case may be, or the relevant Exchange Securities or Private Exchange Securities subject to such Indenture will have the right to vote or consent as a class separate from one another on any matter.

     The Amended and Restated Charter will provide that the Exchange Securities subject to such Amended and Restated Charter will not be subject to the transfer restrictions set forth in such Amended and Restated Charter and that all the Exchangeable Preferred Stock, the Exchange Securities and the Private Exchange Securities subject to such Amended and Restated Charter will vote and consent together on all matters as one class and that none of the Exchangeable Preferred Stock, the Exchange Securities or Private Exchange Securities subject to such Amended and Restated Charter will have the right to vote or consent as a class separate from one another on any matter.

     Interest or dividends, as the case may be, on each Exchange Security and Private Exchange Security issued pursuant to a Registered Exchange Offer or Private Exchange will accrue from the last interest payment date or dividend payment date, as applicable, on which interest or a dividend, as the case may be, was paid on the Initial Security surrendered in exchange therefor or, if no interest or dividend, as the case may be, has been paid on such Initial Security, from the date of original issue of such Initial Security.

     Each Holder tendering Initial Securities in a Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of such Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business,
(ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Initial Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

     Notwithstanding any other provisions hereof, the Company will ensure that
(i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     2. Shelf Registration. If, (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Company is not permitted to effect the Registered Exchange Offers, as contemplated by
Section 1 hereof, (ii) the Registered Exchange Offers are not consummated within
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180 days of the date hereof, (iii) any Initial Purchaser so requests with respect to the Initial Securities (or the Private Exchange Securities) not eligible to be exchanged for Exchange Securities in a Registered Exchange Offer and held by it following consummation of the Registered Exchange Offers or (iv) any Holder of Initial Securities (other than an Initial Purchaser) is not eligible to participate in the applicable Registered Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer) that participates in a Registered Exchange Offer, such Holder does not receive freely tradeable Exchange Securities on the date of the exchange, the Company shall take the following actions:

          (a) The Company shall, at its cost, as promptly as practicable (but in no event more than 30 days after so required or requested pursuant to this Section 2) file with the Commission and thereafter shall use its best efforts to cause to be declared effective a registration statement or statements (a "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, a "Registration Statement") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined in Section 6(d) hereof) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "Shelf Registration"); provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

          (b) The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 3(j) below) from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are eligible for sale under Rule 144(k) under the Securities Act. The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law; provided, however, that this sentence shall not apply if a
          --------  -------
     Registration Default shall be deemed not to have occurred pursuant to
     Section 6(b).

          (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     3. Registration Procedures. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

          (a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration
     Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and the Company shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose; (ii) include the information set forth in Annex A hereto on the
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                                                                               6

     cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to such Registered Exchange Offer; (iii) if requested by an Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of Exchange Securities received by such broker-dealer in such Registered Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration, include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.

          (b) The Company shall give written notice to the Initial Purchasers, the Holders of the Securities and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in a Registered Exchange Offer (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

               (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

               (ii) of any request by the Commission after the date such Registration Statement has become effective for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

               (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

               (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

               (v) of the happening of any event that requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus does not contain an untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

          (c) The Company shall use its best efforts to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of the Registration Statement.
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          (d)  The Company shall furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

          (e) The Company shall deliver to each Exchanging Dealer and each Initial Purchaser, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any Initial Purchaser or any such Holder requests, all exhibits thereto (including those incorporated by reference).

          (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

          (g) The Company shall deliver to each Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offers, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by any Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offers in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

          (h) Prior to any public offering of the Securities pursuant to any Registration Statement, the Company shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

          (i) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.
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          (j)  Upon the occurrence of any event contemplated by paragraphs (ii)
     through (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Initial Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above or of the Exchange Offer Registration Statement provided for in Section 1 above, as the case may be, shall be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(j).

          (k) Not later than the effective date of the applicable Registration Statement, the Company will provide CUSIP numbers for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the Transfer Agent or the relevant Trustee, as applicable, with printed certificates for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

          (l) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration, and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

          (m) The Company shall cause the Indentures to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under any of the Indentures, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of such Indenture.

          (n) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

          (o)  The Company shall enter into such customary agreements
     (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as any Holder of
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                                                                               9

     the Securities shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.

          (p) In the case of any Shelf Registration, the Company shall (i) make reasonably available for inspection by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 4 hereof.

          (q) In the case of any Shelf Registration, the Company, if requested by any Holder of Securities covered thereby, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include the due incorporation and good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(o) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the applicable Securities; the absence of material legal or governmental proceedings involving the Company and its subsidiaries; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the applicable Securities, or any agreement of the type referred to in Section 3(o) hereof; and the compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indentures with the requirements of the Securities Act and the Trust Indenture Act, respectively. Such counsel's opinion shall also state that no facts have come to its attention which lead such counsel to believe that as of the date of the opinion and as of the effective date of such Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and any documents incorporated by reference therein contain any untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act (it being understood that such counsel shall not be required to express any opinion as to the financial statements and related notes, the financial projections and other financial statistical and accounting data included therein or appended thereto); (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities and (iii) its independent public accountants to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

          (r) In the case of the Registered Exchange Offers, if requested by any Initial Purchaser or any known Participating Broker-Dealer, the Company shall cause (i) its counsel to deliver to such Initial Purchaser or such Participating Broker-Dealer a signed opinion in the form set forth in
     Section 6(c) of the Purchase Agreement with such changes as are customary in connection with the preparation of a Registration Statement and (ii) its independent public accountants to deliver to such Initial Purchaser or such Participating Broker-Dealer a comfort letter, in customary form, meeting the requirements as to the substance thereof as set forth in Sections 6(a) and (g) of the Purchase Agreement, with appropriate date changes.

          (s) If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or caused to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

          (t) The Company shall use its best efforts to (a) if the Initial Securities have been rated prior to the initial sale of such Initial Securities, confirm such ratings will apply to the Securities covered by a Registration Statement, or (b) if the Initial Securities were not previously rated, cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by Holders of a majority in aggregate principal amount at maturity or liquidation preference, as applicable, of Securities covered by such Registration Statement, or by the managing underwriters, if any.

          (u) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of such Rules, including by (i) if such Rules, including Rule 2720 thereto, shall so require, engaging a "qualified independent underwriter" (as defined in Rule
     2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

          (v) The Company shall use its best efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

     4. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 1 through 3 hereof (including the reasonable fees and expenses, if any, of Cravath, Swaine & Moore, counsel for the Initial Purchasers, incurred in connection with the Registered Exchange Offers), whether or not a Registered Exchange Offer or a Shelf Registration is filed or becomes effective, and, in the event of a Shelf Registration, shall bear or reimburse the Holders of the Securities covered thereby for the reasonable fees and disbursements of one firm of counsel designated by the Holders of a majority in aggregate principal amount at maturity or liquidation preference, as applicable, of the Initial Securities covered thereby to act as counsel for the Holders of the Initial Securities in connection therewith.

     5. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each such indemnified party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, such indemnified parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration, the indemnity agreement contained in this subsection (a) shall not enure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus, as amended or supplemented, if the Company had previously furnished copies thereof to such Holder or Participating Broker-Dealer; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such indemnified party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

     (b) Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.

     (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

     (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsections (a) or
(b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the relevant Initial Securities, pursuant to the relevant Registered Exchange Offer, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law or is otherwise not applicable, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 5(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph
(d), each person, if any, who controls such indemnified party within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company.

     (e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancelation of this Agreement or any investigation made by or on behalf of any indemnified party.

     6. Additional Amounts Under Certain Circumstances. (a) Additional interest or dividends, as the case may be, (the "Additional Amounts") with respect to a series of Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iii) below a "Registration Default"):

          (i) If by March 26, 1998, neither the Exchange Offer Registration Statement nor a Shelf Registration Statement relating to such series of Securities has been filed with the Commission;

          (ii) If by August 8, 1998, the Registered Exchange Offer relating to such series of Securities is not consummated and, if required, the Shelf Registration Statement relating to such series of Securities is not declared effective by the Commission; or

          (iii) If after either the Exchange Offer Registration Statement or the Shelf Registration Statement relating to such series of Securities is declared effective (A) such Registration Statement thereafter ceases to be effective (except as permitted in paragraph (b)); or (B) such Registration Statement or the related prospectus ceases to be usable (except as permitted in paragraph (b)) in connection with resales of Transfer Restricted Securities during the periods specified herein because either
     (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder;

then Additional Amounts shall accrue or accumulate on the affected Securities, at a rate of 0.50% per annum (the "Additional Amounts Rate") over and above the dividend or interest rate set forth in the title of the Initial Securities, in each case, from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults relating to the relevant Securities have been cured.

     (b) A Registration Default referred to in Section 6(a)(iii) hereof shall be deemed not to have occurred and be continuing in relation to a Registration Statement or the related prospectus if (i) such purported Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) the occurrence of other material events with respect to the Company that would need to be described in such Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Registration Statement and related prospectus to describe such events; provided, however, that in any case if such purported Registration Default occurs for a continuous period in excess of

30 days, Additional Amounts shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

     (c)  Any Additional Amounts due pursuant to clause (i), (ii) or (iii) of
Section 6(a) above will be payable in cash on each Semi-Annual Accrual Date (as defined in the Notes Indenture) scheduled dividend or interest payment date, as the case may be, commencing with the first such date following the applicable Registration Default. Additional Amounts will be determined by multiplying the applicable Additional Amounts Rate by the Accreted Value (as defined in the Notes Indenture) as of the then most recent Semi-Annual Accrual Date (in the case of the Notes), the liquidation preference (in the case of Exchangeable Preferred Stock) or the principal amount (in the case of Exchange Debentures), as the case may be, of such affected Securities, in each case, multiplied by a fraction, the numerator of which is the number of days such Additional Amounts Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

     (d) "Transfer Restricted Securities" means each Security until (i) in the case of an Initial Security, the date on which such Initial Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in a Registered Exchange Offer, (ii) in the case of an Exchange Security received by a broker-dealer in a Registered Exchange Offer, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) in the case of any Security, the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement or (iv) in the case of any Security, the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

     7. Rules 144 and 144A. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of its securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to Holders of and prospective purchasers of Transfer Restricted Securities upon request. Upon the request of any Holder of Transfer Restricted Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

     8. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering (the "Managing Underwriters") will be selected by the Holders of a majority in aggregate principal amount at maturity or liquidation preference, as applicable, of such Transfer Restricted Securities to be included in such offering; provided, however, that the Managing Underwriters must be reasonably satisfactory to the Company.

     No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

     9.  Miscellaneous.

     (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount at maturity or liquidation preference, as applicable, of the Securities affected by such amendment, modification, supplement, waiver or consents, with holders of Notes (or Exchange Securities or Private Securities in respect thereof), holders of Exchangeable Preferred Stock (or Exchange Securities or Private Securities in respect thereof) and holders of Exchange Debentures (or Exchange Securities or Private Securities in respect thereof) voting as three separate classes.

     (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

          (1) if to a Holder of the Securities, at the most current address given by such Holder to the Company in accordance with the provisions of this
Section 9(b).

          (2)  if to the Initial Purchasers, at the following address;

                    Credit Suisse First Boston Corporation
                    Eleven Madison Avenue
                    New York, NY 10010-3629
                    Telephone: (212) 325-2107
                    Telecopy: (212) 325-8278
                    Attention: Transactions Advisory Group

     with a copy to:

                    Cravath, Swaine & Moore
                    Worldwide Plaza
                    825 Eighth Avenue
                    New York, NY 10019-7475
                    Telephone:  (212) 474-1000
                    Telecopy:  (212) 474-3700
                    Attention:  Kris F. Heinzelman, Esq.

          (3)       if to the Company, at its address as follows:

                    21st Century Telecom Group, Inc.
                    World Trade Center-Chicago
                    350 N. Orleans, Suite 600
                    Chicago, IL 60654
                    Telephone:  (312) 470-2100
                    Telecopy:  (312) 470-2111
                    Attention:  Chief Financial Officer

     with a copy to:

                    Piper & Marbury LLP

                    1200 Nineteenth Street, N.W.
                    Washington, DC 20036-2430
                    Attention:  Edward M. Martin, Jr.
                    Telephone:  (202) 861-6315
                    Telecopy:  (202) 223-2085


     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

     (c) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

     (d) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

     (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     (h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (i) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount at maturity or liquidation preference, as applicable, of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers and the Company in accordance with its terms.

                         Very truly yours,

                         21st Century Telecom Group, Inc.

                            by  /s/ Ronald D. Webster

                             Name:  Ronald D. Webster
                             Title:  Chief Financial Officer




The foregoing Registration
Rights Agreement is hereby confirmed
and accepted as of the date first
above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
BANCAMERICA ROBERTSON STEPHENS
BANCBOSTON SECURITIES INC.

by: CREDIT SUISSE FIRST BOSTON CORPORATION

       by  /s/ Kaukab Chaundry
         ------------------------------
         Name: Kaukab Chaundry
         Title:  Director

                                                                         ANNEX A
   Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B
   Each broker-dealer that receives Exchange Securities for its own account in exchange for Initial Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C
                              PLAN OF DISTRIBUTION

   Each broker-dealer that receives Exchange Securities for its own account pursuant to an Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use
in connection with any such resale.  In addition, until                , 199 ,
all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus./1/

   The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to an Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to an Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

   For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offers (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.











----------------------------------
                  /1/   In addition, the legend required by Item 502(e) of
                  Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

                                                                         ANNEX D
   CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:
               ---------------------------------
      Address:
               ---------------------------------

               ---------------------------------




If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.